                                                                   EXHIBIT 10-CQ

                                U.S. $50,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of October 11, 2000

                                      among

                             COLUMBIA ENERGY GROUP,


                                  as Borrower,

                                       and

                            THE LENDERS NAMED HEREIN,


                                   as Lenders,

                                       and

                           SALOMON SMITH BARNEY INC.,


                          as Arranger and Book Manager,

                                       and

                                 CITIBANK, N.A.,


                     as Administrative and Syndication Agent,

                                       and

                          THE CHASE MANHATTAN BANK AND

                            FIRST UNION NATIONAL BANK,
                            as Documentation Agents,

                                       and

                           BANK ONE, N.A., THE BANK OF
                    NOVA SCOTIA, PNC BANK, NATIONAL ASSOCIATION
                               as Managing Agents

                                       and

           CREDIT AGRICOLE INDOSUEZ AND DEUTSCHE BANK AG NEW YORK BRANCH

                                  as Co-Agents

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

Dated as of October 11, 2000

            This AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement") among COLUMBIA ENERGY GROUP, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), SALOMON SMITH BARNEY INC., as arranger and book manager ("Arranger"), and CITIBANK, N.A. ("Citibank"), as administrative and syndication agent (the "Agent") for the Lenders, evidences the agreement of the parties as follows:

            PRELIMINARY STATEMENTS:

            (1) The Borrower, the Lenders and the Agent have entered into a Five-Year $900,000,000 Credit Agreement dated as of March 11, 1998 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement have the same meanings as specified in the Credit Agreement.

            (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

Amendments to Credit Agreement. The Credit Agreement, effective as of the date hereof and, subject to the satisfaction of the conditions precedent set forth in
Section 3.02, is hereby amended as follows:

Section 1.01 is hereby amended by amending in full the proviso clause appearing at the end of the definition of "Tangible Net Worth" to read "provided, however, that notwithstanding the foregoing exclusions, (A) regulatory assets recorded on the Consolidated balance sheet of the Borrower and its Subsidiaries, and (B) any acquisition goodwill which may appear on the Consolidated balance sheet of the Borrower and its Subsidiaries resulting from the NiSource Merger shall not be excluded for purposes of determining Tangible Net Worth."

Section 1.01 is hereby amended by amending in full certain existing definitions therein as set forth below and adding new definitions thereto to read as follows:

                  "364-Day Credit Agreement" means the Third Amended and
            Restated 364-Day Credit Agreement dated as of October 11, 2000 among the Borrower, the Agent and the lenders named therein.

                  "Arranger" means Salomon Smith Barney Inc., as arranger and book manager of the syndicate of Initial Lenders hereunder.

                  "Information Memorandum" means the information memorandum
            dated September 2000 used by the Arranger in connection with the syndication of the Revolving Credit Commitments.

                  "Letter of Credit Facility" means $50,000,000, as such amount may be reduced pursuant to Section 2.05.

                  "NiSource Merger" means a series of mergers, as a result of which the Borrower will become a wholly-owned subsidiary of NiSource, Inc., an Indiana corporation ("NiSource"), as contemplated under the terms of the NiSource Merger Agreement.

                  "NiSource Merger Agreement" means a Merger Agreement dated as of February 27, 2000 (as amended, amended and restated or otherwise modified to the date hereof) between the Borrower and NiSource.

                  "Termination Date" means the earlier of October 9, 2002 and the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.05 or 6.01.

The chart contained in the definition of "Applicable Margin " in Section 1.01 is amended in full to read as set forth on Exhibit A hereto.

Section 2.01(b) is amended by deleting the dollar amounts "$127,500,000," "$100,000" and "$10,000" in the seventh, twelfth and thirteenth lines thereof, respectively, and substituting the dollar amount "$0" therefor.

Section 2.01(c) is amended by (i) deleting the dollar amount "$300,000,000" in the fifth line thereof and substituting the dollar amount "$50,000,000" therefor, and (ii) deleting the dollar amount "$100,000,000" in the ninth line thereof and substituting the dollar amount "$50,000,000" therefor.

Section 2.09 is amended by adding a new Section 2.09(g) to read as follows:

                  "(g) Utilization Fee. With respect to every day on which the sum of all outstanding Advances is greater than 25% of the aggregate amount of the Revolving Credit Commitments, the Borrower agrees to pay to the Agent for the account of each Lender a utilization fee based on the daily aggregate amount of such Lender's Revolving Credit Commitment, calculated on a daily basis and payable quarterly in arrears at a rate per annum equal at all times to the percentage set forth in the applicable column of Exhibit A hereto."

Section 3.01(a) is amended by deleting the reference to "December 31, 1996" and substituting "December 31, 1999" therefor.

Section 4.01(e) is amended by (i) deleting the reference to "December 31, 1996" in each place in which it appears and substituting "December 31, 1999" therefor,
(ii) deleting the reference to "September 30, 1997" in each place in which it appears and substituting "June 30, 2000" therefor, and (iii) deleting the word "nine" appearing in the six and eighth lines thereof and substituting "six" therefor.

Section 5.02(b) is amended by adding the following proviso clause after the phrase "the Revolving Credit Commitments)" in the fifth line thereof to read "provided that the foregoing provisions of this Section 5.02(b) shall not be applicable to the NiSource Merger, and further".

Section 6.01(h) is amended by adding the following proviso clause after the word "Borrower" in the last line thereof to read "; provided, however, that the foregoing provisions of this Section 6.01(h) shall not be applicable to the NiSource Merger".

The Revolving Credit Commitments are amended in full to read as set forth on
Schedule I hereto.

Notwithstanding any other provision of the Credit Agreement no Revolving Credit Advances may be made under Section 2.01(a).

Conditions of Effectiveness.

            This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement, and when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and (except for the Revolving Credit Notes) in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

The new Revolving Credit Notes issued in connection with this Amendment and Restatement to the order of each of the Lenders that has a Commitment in a different amount from that with respect to the Credit Agreement.

Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving (or authorizing the transactions encompassed by) this Amendment and Restatement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

A favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Borrower, in substantially the form of Exhibit B hereto.

A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

A certificate signed by a duly authorized officer of the Borrower stating that:

The representations and warranties contained in Section 4.01 of the Credit Agreement and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

No event has occurred and is continuing that constitutes a Default.

Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

The execution, delivery and performance by the Borrower of this Amendment and Restatement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment and Restatement, except where the Borrower's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

This Amendment and Restatement has been duly executed and delivered by the Borrower. This Amendment and Restatement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment and Restatement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment and Restatement; provided, however, that the word "hereafter" appearing in the definition of "Material Subsidiaries" in
Section 1.01 shall refer to the period after March 11, 1998.

The Credit Agreement, as specifically amended and restated by this Amendment and Restatement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Costs, Expenses, Etc. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. The Agent agrees to request as promptly as practicable from (a) Lenders whose Revolving Credit Notes are being replaced pursuant to this Amendment and Restatement as of the date hereof, and (b) Lenders who shall have ceased to be parties to the Credit Agreement as of the date hereof, the return of their old Revolving Credit Notes. The Agent agrees to release any new Revolving Credit Note payable to a Lender only upon the return of the old Revolving Credit Note payable to such Lender.

Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of this Amendment and Restatement.

Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    COLUMBIA ENERGY GROUP

                                    By   /s/    Michael W. O'Donnell
                                      ------------------------------
                                         Name: Michael W. O'Donnell
                                         Title: Senior Vice President and Chief
                                    Financial Officer


                                    SALOMON SMITH BARNEY INC.,
                                          as Arranger and Book Manager

                                    By   /s/    Steven R. Veterin
                                      ---------------------------
                                         Name: Steven R. Veterin
                                         Title: Managing Director


                                    CITIBANK, N.A.,
                                       as Administrative and Syndication Agent

                                    By   /s/    Steven M. Baillie
                                      ------------------------------
                                         Name: Steven M. Baillie
                                         Title: Attorney in Fact

Lenders


                                    CITIBANK, N.A.

                                    By   /s/    Steven M. Baillie
                                      ------------------------------
                                         Name: Steven M. Baillie
                                         Title: Attorney in Fact

                                    Amount of Commitment
                                    $5,000,000.00


                                    THE CHASE MANHATTAN BANK

                                    By   /s/    Steven Wood
                                      ------------------------------
                                         Name: Steven Wood
                                         Title: Vice President

                                    Amount of Commitment
                                    $5,000,000.00


                                    FIRST UNION NATIONAL BANK

                                    By   /s/    Michael J. Kolosowsky
                                      ------------------------------
                                         Name: Michael J. Kolosowsky
                                         Title: Vice President

                                    Amount of Commitment
                                    $5,000,000.00


                                    THE BANK OF NOVA SCOTIA

                                    By   /s/    P. C. B. Ashby
                                      ------------------------------
                                         Name: P. C. B. Ashby
                                         Title: Senior Manager Loan Operations

                                    Amount of Commitment
                                    $3,800,000.00


                                    BANK ONE, NA

                                    By   /s/    George R. Schanz
                                      ------------------------------
                                         Name: George R. Schanz
                                         Title: First Vice President

                                    Amount of Commitment
                                    $3,800,000.00

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By   /s/    Brian M. Begg
                                      ------------------------------
                                         Name: Brian M. Begg
                                         Title: Director

                                    Amount of Commitment
                                    $3,800,000.00


                                    CREDIT AGRICOLE INDOSUEZ

                                    By   /s/    Brian D. Knezeak
                                      ------------------------------
                                         Name: Brian D. Knezeak
                                         Title: First Vice President

                                    By   /s/    Michael Willis
                                      ------------------------------
                                         Name: Michael Willis
                                         Title: Vice President Credit Analysis

                                    Amount of Commitment
                                    $2,800,000.00


                                    DEUTSCHE BANK AG NEW YORK
                                    AND/OR CAYMAN ISLANDS BRANCHES

                                    By   /s/    Belinda J. Wheeler
                                      ------------------------------
                                         Name: Belinda J. Wheeler
                                         Title: Vice President

                                    By   /s/    Catherine Ruhland
                                      ------------------------------
                                         Name: Catherine Ruhland
                                         Title: Vice President

                                    Amount of Commitment
                                    $2,800,000.00


                                    ALL FIRST BANK

                                    By   /s/    Stefan Hoenicke
                                      ------------------------------
                                         Name: Stefan Hoenicke
                                         Title: Vice President

                                    Amount of Commitment
                                    $2,500,000.00

                                ARAB BANK, PLC

                                By   /s/    Samer Tamimi
                                  ------------------------------
                                     Name: Samer Tamimi
                                     Title: Vice President

                                Amount of Commitment
                                $2,500,000.00


                                BANCA MONTE DEI PASCHI DI SIENA, S.p.A.

                                By   /s/    Giulio Natalicchi
                                  ------------------------------
                                     Name: Giulio Natalicchi
                                     Title: Senior Vice President and General
                                     Manager

                                 By   /s/    Brian Landy
                                  ------------------------------
                                     Name: Brian Landy
                                     Title: Vice President

                                 Amount of Commitment
                                 $2,500,000.00


                                BANK OF MONTREAL

                                By   /s/    Ian M. Plester
                                  ----------------------------
                                     Name: Ian M. Plester
                                     Title: Director

                                Amount of Commitment
                                $2,500,000.00


                                NATIONAL CITY BANK

                                By   /s/    William J. Whitley
                                  ----------------------------
                                     Name: William J. Whitley
                                     Title: Senior Vice President

                                Amount of Commitment
                                $2,500,000.00


                                SUNTRUST BANK

                                By   /s/    Nancy R. Petrash
                                  --------------------------
                                     Name: Nancy R. Petrash
                                     Title: Director Corporate and Investment
                                            Banking

                                Amount of Commitment
                                $2,500,000.00

                                BANK OF TOKYO-MITSUBISHI
                                TRUST COMPANY

                                By   /s/    Nicholas R. Battista
                                  ------------------------------
                                     Name: Nicholas R. Battista
                                     Title: Vice President

                                Amount of Commitment
                                $2,000,000.00


                                UNION BANK OF CALIFORNIA

                                By   /s/    David M. Musicant
                                  ------------------------------
                                     Name: David M. Musicant
                                     Title: Vice President

                                Amount of Commitment
                                $1,000,000.00

                                   SCHEDULE I

----------------------------------------------------------------------------------------------
   NAME OF INITIAL      DOMESTIC LENDING OFFICE   EURODOLLAR LENDING OFFICE    AMOUNT OF
       LENDER                                                                  COMMITMENT
----------------------------------------------------------------------------------------------
Citibank, N.A.        2 Allen Center, 20th Floor    2 Allen Center, 20th       $5,000,000
                           1200 Smith Street                Floor
                           Houston, TX 77002          1200 Smith Street
                             Steve Baillie            Houston, TX 77002
                           Tel: 713-654-2887            Steve Baillie
                           Fax: 713-654-2849          Tel: 713-654-2887
                                                      Fax: 713-654-2849
----------------------------------------------------------------------------------------------
The Chase Manhattan   270 Park Avenue-21st Floor    270 Park Avenue-21st       $5,000,000
Bank                    New York, NY 10017-2070             Floor
                              Steve Wood           New York, NY 10017-2070
                           Tel: 212-270-7056             Steve Wood
                           Fax: 212-270-3897          Tel: 212-270-7056
                                                      Fax: 212-270-3897
----------------------------------------------------------------------------------------------
First Union National    One First Union Center     One First Union Center      $5,000,000
Bank                   301 South College Street   301 South College Street
                       Charlotte, NC 28288-0735      Charlotte, NC 28209
                            Chanue Michael             Chanue Michael
                           Tel: 704-715-1195          Tel: 704-715-1195
                           Fax: 704-383-7999          Fax: 704-383-7999
----------------------------------------------------------------------------------------------
The Bank of Nova        600 Peachtree Street NE    600 Peachtree Street NE     $3,800,000
Scotia                        Suite 2700                 Suite 2700
                           Atlanta, GA 30308          Atlanta, GA 30308
                          Anthony Millington         Anthony Millington
                           Tel: 404-877-1579          Tel: 404-877-1579
                           Fax: 404-888-8998          Fax: 404-888-8998
----------------------------------------------------------------------------------------------
Bank One, NA               1 Bank One Plaza           1 Bank One Plaza         $3,800,000
                       Mail Stop IL1 Suite 0363   Mail Stop IL1 Suite 0363
                             Kenneth Bauer              Kenneth Bauer
                           Tel: 312-732-6282          Tel: 312-732-6282
                           Fax: 312-732-3055          Fax: 312-732-3055
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
PNC Bank, National      1 PNC Plaza, 3rd Floor     1 PNC Plaza, 3rd Floor      $3,800,000
Association                249 Fifth Avenue           249 Fifth Avenue
                       Pittsburgh, PA 15222-2707  Pittsburgh, PA 15222-2707
                              Brian Begg                 Brian Begg
                           Tel: 412-762-3440          Tel: 412-762-3440
                           Fax: 412-705-3231          Fax: 412-705-3231
----------------------------------------------------------------------------------------------
Credit Agricole            600 Travis Street,         600 Travis Street,       $2,800,000
Indosuez                      Suite 2340                 Suite 2340
                           Houston, TX 77002          Houston, TX 77002
                             Brian Knezeak              Brian Knezeak
                           Tel: 713-223-7001          Tel: 713-223-7001
                           Fax: 713-223-7029          Fax: 713-223-7029
----------------------------------------------------------------------------------------------
Deutsche Banc AG          31 West 52nd Street        31 West 52nd Street       $2,800,000
New York and/or           New York, NY 10019         New York, NY 10019
Cayman Islands               Joel Makowsky              Joel Makowsky
Branches                   Tel: 212-469-7896          Tel: 212-469-7896
                           Fax: 212-469-5711          Fax: 212-469-5711
----------------------------------------------------------------------------------------------
Allfirst Bank              25 S Charles St.           25 S Charles St.         $2,500,000
                          Baltimore, MD 21201        Baltimore, MD 21201
                            Stefan Hoenicke            Stefan Hoenicke
                           Tel: 410-244-4208          Tel: 410-244-4208
                           Fax: 410-244-4239          Fax: 410-244-4239
----------------------------------------------------------------------------------------------
Arab Bank, PLC             520 Madison Ave.,          520 Madison Ave.,        $2,500,000
                              2nd Floor                  2nd Floor
                          New York, NY 10022         New York, NY 10022
                           John C. Korthuis           John C. Korthuis
                           Tel: 212-715-9741          Tel: 212-715-9741
                           Fax: 212-593-4632          Fax: 212-593-4632
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   NAME OF INITIAL      DOMESTIC LENDING OFFICE   EURODOLLAR LENDING OFFICE    AMOUNT OF
       LENDER                                                                  COMMITMENT
----------------------------------------------------------------------------------------------
Banca Monte dei           55 East 59th Street        55 East 59th Street       $2,500,000
Paschi di Siena         New York, NY 10022-1112    New York, NY 10022-1112
S.p.A.                       Serge Sondak               Serge Sondak
                           Tel: 212-891-3600          Tel: 212-891-3600
                           Fax: 212-891-6144          Fax: 212-891-6144

----------------------------------------------------------------------------------------------
Bank of Montreal         US Corporate Banking         US Corporate Banking          $2,500,000
                            430 Park Avenue              430 Park Avenue
                          New York, NY 10022           New York, NY 10022
                          Bernard J. Silgardo          Bernard J. Silgardo
                           Tel: 212-605-1647            Tel: 212-605-1647
                           Fax: 212-605-1451            Fax: 212-605-1451
----------------------------------------------------------------------------------------------
National City Bank       155 East Broad Street        155 East Broad Street         $2,500,000
                        Columbus, OH 43251-0033      Columbus, OH 43251-0033
                            William Whitley              William Whitley
                           Tel: 614-463-8543            Tel: 614-463-8543
                           Fax: 614-463-6770            Fax: 614-463-6770
----------------------------------------------------------------------------------------------
SunTrust Bank              1445 New York Ave,           1445 New York Ave,          $2,500,000
                               NW 5th Fl.                   NW 5th Fl.
                      Washington, D.C. 20005-2106    Washington, D.C. 20005-2106
                             Nancy Petrash                 Nancy Petrash
                           Tel: 202-879-6432             Tel: 202-879-6432
                           Fax: 202-879-6137             Fax: 202-879-6137
----------------------------------------------------------------------------------------------
Bank of               1251 Avenue of the Americas    1251 Avenue of the Americas    $2,000,000
Tokyo-Mitsubishi        New York, NY 10020-1104        New York, NY 10020-1104
Trust Company                William Rhodes                William Rhodes
                            Tel: 212-782-4580             Tel: 212-782-4580
                            Fax: 212-782-4979             Fax: 212-782-4979
----------------------------------------------------------------------------------------------
Union Bank of             445 S. Figueroa St.,           445 S. Figueroa St.,       $1,000,000
California                     Suite 1500                   Suite 1500
                          Los Angeles, CA 90071          Los Angeles, CA 90071
                           David Musicant, VP           David Musicant, VP
                            Tel: 213-236-5023            Tel: 213-236-5023
                            Fax: 213-236-4096            Fax: 213-236-4096
----------------------------------------------------------------------------------------------
Bank of America, N.A.         MD2-600-06-13                MD2-600-06-13            $0
                          6610 Rockledge Drive,        6610 Rockledge Drive,
                                  6th Floor                  6th Floor
                           Bethesda, MD 20817-1876    Bethesda, MD 20817-1876
                              Lawrence Saunders          Lawrence Saunders
                              Tel: 301-571-0704          Tel: 301-571-0704
                              Fax: 301-571-0719          Fax: 301-571-0719

----------------------------------------------------------------------------------------------
Canadian Imperial          1600 Smith Street          1600 Smith Street            $0
Bank of Commerce              Suite 3000                 Suite 3000
                           Houston, TX 77002          Houston, TX 77002
                            Billy H. Bauch             Billy H. Bauch
                           Tel: 713-650-2550          Tel: 713-650-2550
                           Fax: 713-650-7670          Fax: 713-650-7670
----------------------------------------------------------------------------------------------
Commerzbank AG,        2 World Financial Center   2 World Financial Center         $0
New York Branch         New York, NY 10281-1050    New York, NY 10281-1050
                            Barbara Stacks             Barbara Stacks
                           Tel: 212-266-7313          Tel: 212-266-7313
                           Fax: 212-266-7235          Fax: 212-266-7235
----------------------------------------------------------------------------------------------
Morgan Guaranty               60 Wall St.           Nassau Bahamas Office          $0
Trust Company of New      New York, NY 10260           c/o J.P. Morgan
York                           Jim Finch               Services, Inc.
                           Fax: 212-648-5014      Euro-Loan Servicing Unit
                                                   500 Stanton Christiana
                                                            Road
                                                      Newark, DE 19713
                                                   Telex: 177425 MBDEL UT
                                                      Fax: 302-634-1094
----------------------------------------------------------------------------------------------
Societe Generale      1221 Avenue of the Americas    1221 Avenue of the            $0
                          New York, NY 10020              Americas
                             Gordon Eadon            New York, NY 10020
                           Tel: 212-278-6880            Gordon Eadon
                           Fax: 212-278-7987          Tel: 212-278-6880
                                                      Fax: 212-278-7987
----------------------------------------------------------------------------------------------

                                    EXHIBIT A



----------------------------------------------------------------------------------------------------------------------------
Public Debt Rating                 Applicable       Applicable           Applicable      Applicable      Applicable Margin
   S&P/Moody's                     Margin for       Margin for             Margin        Margin for       for Utilization
                                    Base Rate     Eurodollar Rate       for CD Rate       Facility              Fee
                                    Advances         Advances             Advances           Fee               (25%)
----------------------------------------------------------------------------------------------------------------------------
Level 1                                 0                    .110%             .255%           .090%                   .25%
  AA-/AA3 or higher

----------------------------------------------------------------------------------------------------------------------------
Level 2                                 0                    .400%             .540%           .100%                   .25%
  A+/A/A-/A1/A2/A3
----------------------------------------------------------------------------------------------------------------------------
Level 3                                 0                    .510%             .650%           .115%                   .25%
  BBB+/Baa1
----------------------------------------------------------------------------------------------------------------------------
Level 4                                 0                    .610%             .750%           .140%                   .25%
  BBB/Baa2
----------------------------------------------------------------------------------------------------------------------------
Level 5                                 0                   1.010%             .850%           .240%                   .25%
  BBB-/Baa3 or lower

----------------------------------------------------------------------------------------------------------------------------